UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SOLENO THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

Not applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SOLENO THERAPEUTICS, INC. June 1, 2022 PROXY VOTING INSTRUCTIONS INTERNET—Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM the day before the meeting. COMPANY NUMBER MAIL—Sign, date and mail your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING—You may vote your shares by ACCOUNT NUMBER attending the virtual Annual Meeting and be sure to have your control number available. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/21758/ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 20230304030000001000 THE BOARD OF DIRECTORS 9 RECOMMENDS YOU VOTE “FOR” ALL THE NOMINEES 060122 LISTED IN PROPOSAL 1, “FOR” PROPOSALS 2, 3 AND 5, AND FOR EVERY “3 YEARS” IN PROPOSAL 4. x PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. To elect two Class III directors to serve until the 2025 Annual Meeting of FOR AGAINST ABSTAIN stockholders or until their respective successors are duly elected and qualified; 2. To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. NOMINEES: FOR ALL NOMINEES O Anish Bhatnagar WITHHOLD AUTHORITY O William G. Harris 3. To approve, on an advisory basis, executive compensation. FOR AGAINST ABSTAIN FOR ALL NOMINEES FOR (See ALL instructions EXCEPT below) 4. To approve, on an advisory basis, the frequency of future advisory 3 years 2 years 1 year ABSTAIN votes on executive compensation. FOR AGAINST ABSTAIN 5. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse split of all outstanding shares of Soleno’s common stock at a ratio of one-for-fifteen (1:15), to be effected at the sole discretion of Soleno’s Board of Directors. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: 6. Transact any postponement any other or business adjournment as may thereof properly . come before the meeting or JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 MARK HERE IF YOU PLAN TO ATTEND THE VIRTUAL MEETING. To indicate change your the new address address on your in the account, address please space check above the . Please box at note right and that changes this method to the . registered name(s) on the account may not be submitted via Signature of Stockholder Date: Signature of Stockholder Date: Note: title Please as such sign .exactly If the signer as your is a name corporation, or names please appear sign on full this corporate Proxy. When name shares by duly are authorized held jointly, officer, each giving holder full should title as sign such. When If signer signing is a as partnership, executor, please administrator, sign in attorney, partnership trustee name or by guardian, authorized please person give full .

SOLENO THERAPEUTICS, INC. To Be Held On: June 1, 2022 at 8:00 a.m. PDT virtually at https://us06web.zoom.us/j/82663348033?pwd=Y0J0R3Qzd2FBMHVPK0FST09aRU4xZz09 Meeting ID: 826 6334 8033—Passcode: 347377 COMPANY NUMBER JOHN SMITH 1234 MAIN STREET ACCOUNT NUMBER APT. 203 NEW YORK, NY 10038 CONTROL NUMBER This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 05/18/22. Please visit http://www.astproxyportal.com/ast/21758/, where the following materials are available for view: Notice of Annual Meeting of Stockholders Proxy Statement Form of Electronic Proxy Card Annual Report on Form 10-K TO REQUEST MATERIAL: TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers) E-MAIL: info@astfinancial.com WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date. VIRTUALLY AT THE MEETING: You may vote your shares by attending the virtual Annual Meeting. TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call. MAIL: You may request a card by following the instructions above. 1. To elect two Class III directors to serve until the 2025 Annual Meeting of 2. To ratify the appointment of Marcum LLP as our independent registered public accounting firm stockholders or until their respective successors are duly elected and qualified; for the fiscal year ending December 31, 2022. NOMINEES: William Anish Bhatnagar G. Harris 3. To approve, on an advisory basis, executive compensation. 4. To approve, on an advisory basis, the frequency of future advisory votes on executive compensation. 5. To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse split of all outstanding shares of Soleno’s common stock at a ratio of one-for-fifteen (1:15), to be effected at the sole discretion of Soleno’s Board of Directors. 6. Transact any other business as may properly come before the meeting or any postponement or adjournment thereof. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” ALL THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSALS 2, 3 AND 5, AND FOR EVERY “3 YEARS” IN PROPOSAL 4. Please note that you cannot use this notice to vote by mail.